Intangible assets, net	6 Months Ended
Jun. 30, 2023
Intangible assets, net
Intangible assets, net

9.Intangible assets, net

	As of December31,	As of June 30,
	2022	2023
	RMB	RMB
Non-competed agreements	6,740	6,740
Trademarks	1,070	1,070
Total intangible assets	7,810	7,810
Less: Accumulated amortization	(2,158)	(2,158)
Impairment loss	(5,652)	(5,652)
Total intangible assets, net	—	—

During the period ended December 31, 2020, the Group acquired intangible assets amounting to RMB 7,810 in connection with the acquisition of Yuancui, which were measured at fair value upon acquisition. The amortization expenses were nil and nil, for the six months ended June 30, 2022 and 2023, respectively. Yuancui business was ceased during the period ended December 31, 2021 (see note 22), and the intangible assets were fully impaired accordingly.